J.P. MORGAN INCOME FUNDS
JPMorgan Short Duration Core Plus Fund
(the “Fund”)
(Class A, Class C and Class I Shares)
(a series of JPMorgan Trust I)
Supplement dated April 21, 2022
to the current Prospectus
Effective immediately, the “Average Annual Total Returns” table in “The Fund’s Past Performance” section in the Fund’s Prospectus is hereby deleted and replaced with the table below:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2020)

	Past 1 Year	Past 5 Years	Life of Fund since 03/01/2013
CLASS I SHARES
Return Before Taxes	5.12%	5.28%	3.53%
Return After Taxes on Distributions	4.09	3.83	1.94
Return After Taxes on Distributions and Sale of Fund Shares	3.01	3.41	1.96

CLASS A SHARES
Return Before Taxes	2.53	4.53	2.99

CLASS C SHARES
Return Before Taxes	3.29	4.49	2.75

BLOOMBERG BARCLAYS 1‑5 YEAR

GOVERNMENT/CREDIT INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	4.71	2.77	2.08

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

SUP‑SDCP‑422